SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 17, 2015

Desert Hawk Gold Corp.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-169701	82-0230997
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

1290 Holcomb Avenue, Reno, NV	89502
(Address of principal executive offices)	(Zip Code)

(775) 337-8057
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications pursuant to Rule 425 under the Securities Act

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01

Entry into a Material Definitive Agreement.

On March 17, 2015, Desert Hawk Gold Corp., a Nevada corporation (the “Company”) entered into an Eleventh Amendment to Investment Agreement (the “Eleventh Amendment”) with DMRJ Group I, LLC (the “Investor”),  which Investment Agreement was originally entered into on July 14, 2010 (the “Investment Agreement”).  A copy of the Eleventh Amendment has been included as an exhibit to this report.

On February 19, 2014, the parties entered into the Tenth Amendment to Investment Agreement (the “Tenth Amendment”), which included a schedule of minimum payments to be made, set forth as Schedule A thereto. The purpose of the Eleventh Amendment was to replace the minimum payment schedule in the Tenth Amendment with a new minimum payment schedule, set forth as Schedule A-11.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Eleventh Amendment to Investment Agreement, dated March 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Desert Hawk Gold Corp.

Date: March 20, 2015
By /s/ Rick Havenstrite
Rick Havenstrite, President

3